                                                                   Exhibit 10.2


                              THE PMI GROUP, INC.









                               EQUITY INCENTIVE
                                     PLAN

                               TABLE OF CONTENTS


                                                                       Page


1.   Purpose............................................................ 1

2.   Definitions........................................................ 1

3.   Scope of the Plan.................................................. 4

     (a) Number of Shares Available For Delivery Under the Plan......... 4
     (b) Effect of Expiration or Termination............................ 5
     (c) Treasury Stock................................................. 5
     (d) Committee Discretion to Cancel Options......................... 5

4.   Administration..................................................... 5

     (a) Committee Administration....................................... 5
     (b) Board Reservation and Delegation............................... 5
     (c) Committee Authority............................................ 6
     (d) Committee Determinations Final................................. 7

5.   Eligibility........................................................ 7

6.   Conditions to Grants............................................... 7

     (a) General Conditions............................................. 7
     (b) Grant of Replacement Options................................... 7
     (c) Grant of Options and Option Price.............................. 9
     (d) Grant of Incentive Stock Options............................... 9
     (e) Grant of Reload Options........................................11
     (g) Grant of Unrestricted Stock....................................15
     (h) Grant of Performance Shares....................................15

7.   Non-transferability................................................16

8.   Exercise...........................................................16


     (a) Exercise of Options............................................16
     (b) Special Rules for Section 16 Grantees..........................17
     (c) Permissible Shares Issued......................................17
     (d) Vesting Upon Change of Control.................................17

9.   Loans and Guarantees...............................................17


10.  Notification under Section 83(b)...................................18
11.  Mandatory Withholding Taxes........................................18
12.  Elective Share Withholding.........................................19

                               TABLE OF CONTENTS
                                  (Continued)

                                                                    Page
   .................................................................
13.   Termination of Employment..................................... 19
      (a)   Restricted Stock........................................ 19
      (b)   Other Awards............................................ 20
      (c)   Maximum Extension....................................... 20
14.   Equity Incentive Plans of Foreign Subsidiaries................ 20
15.   Substituted Awards............................................ 20
16.   Securities Law Matters........................................ 21
17.   No Funding Required........................................... 21
18.   No Employment Rights.......................................... 21
19.   Rights as a Stockholder....................................... 21
20.   Nature of Payments............................................ 22
21.   Non-Uniform Determinations.................................... 22
22.   Adjustments................................................... 22
23.   Amendment of the Plan......................................... 22
24.   Termination of the Plan....................................... 22
25.   No Illegal Transactions....................................... 23
26.   Controlling Law............................................... 23
27.   Severability.................................................. 23

         The Plan. The PMI Group, Inc., having established The PMI Group, Inc.
         --------
Equity Incentive Plan, hereby amends and restates the Plan, effective as of February 14, 1996. The amended and restated Plan is subject to ratification by an affirmative vote of the holders of a majority of the Stock who are present in person or by proxy and entitled to vote at the 1996 Annual Meeting of Stockholders.

     1.  PURPOSE. The primary purpose of the Plan is to provide a means by which
         -------
key employees of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. Another purpose of the Plan is to provide continuation of benefits and opportunities provided to former participants in any of the Sears Plans, or the Allstate Plan, which benefits and opportunities were lost, terminated, forfeited, canceled (with or without the consent of the granter) or reduced as a result of the Company's initial public offering ("IPO"), by providing for the grant of substitute Awards hereunder. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

     2.  DEFINITIONS.
         -----------

          As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          (a) "Allstate Option" means an option granted under the Allstate Plan.

          (b) "Allstate Plan" means The Allstate Corporation Equity Incentive Plan.

          (c) "Award" means, individually or collectively, a grant under the Plan of options, restricted Stock, unrestricted Stock or performance shares.

          (d) "Award Agreement" means the written agreement by which an Award is evidenced.

          (e) "Board" means the board of directors of the Company.

          (f) "Change of Control" means the earliest of the following to occur:
(i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (other than (a) the Company, (b) a majority owned subsidiary of the Company, (c) any employee benefit plan of the Company or of any majority owned subsidiary of the Company, (d) any entity holding shares of Stock for or pursuant to the terms of any such plan, or (e) The Allstate Corporation and its affiliates, and their respective successors ("Allstate"), pending such time that Allstate distributes or transfers its current ownership interest in the Stock (as contemplated by the Prospectus dated April 10, 1995 relating to the initial public offering of the Stock)) (an "Acquiring Person") have acquired beneficial ownership of 10% or more of the outstanding Stock (or 15% in the case of a passive investor meeting the definition of a Qualified

Institutional Investor as set forth in the Company's Preferred Share Rights Plan dated January 26, 1998 (the "Rights Agreement"), or (ii) ten (10) business days (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding Stock. Capitalized terms used in this Article 1(f), not otherwise defined, shall have the meaning set forth in the Rights Agreement.

          (g) "Committee" means the committee of the Board appointed pursuant to
Article 4.

          (h) "Company" means The PMI Group, Inc., a Delaware corporation.

          (i) "Disability" means, as relates to the exercise of an incentive stock option after Termination of Employment, a permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

          (j) "Effective Date" means the date described in the first paragraph of the Plan.

          (k) "Fair Market Value" of the Stock means, as of any applicable date (other than the Effective Date) the mean between the high and low prices of the Stock as reported on the New York Stock Exchange Composite Tape, or if there were no sales on such date, on the next preceding date on which there was such a reported sale, provided, however, that if the Stock is acquired and sold in a simultaneous sale pursuant to the provisions of Article 8(a)(iv), Fair Market Value means the price received upon such sale. Solely as of the effective date of the IPO, Fair Market Value of the Stock means the price to the public pursuant to the form of final prospectus used in connection with the IPO, as indicated on the cover page of such prospectus or otherwise.

          (l) "Fiscal Year" means the fiscal year of the Company.

          (m) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

          (n) "Grantee" means an individual who has been granted an Award.

          (o) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Internal Revenue Code shall include references to successor provisions.

          (p) "IPO" means such term as defined in the first paragraph of the Plan.

          (q) "Minimum Consideration" means the $.01 par value per share or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

          (r) "Net Operating Income Per Share" means as to any Fiscal Year, (i) the Company's net income from operations, net of after-tax realized capital gains and losses, divided by (ii) the weighted average number of shares of Stock outstanding during the Fiscal Year, plus dilutive common equivalent shares calculated in accordance with Accounting Principles Board Opinion No. 15. Net Operating Income Per Share for a multi-Fiscal Year period means the average of Net Operating Income Per Share calculated separately for each Fiscal Year of such multi-Fiscal Year period.

          (s) "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (t) "Option Price" means the per share purchase price of (i) Stock subject to an option or (ii) restricted Stock subject to an option.

          (u) "Parent" means Allstate Insurance Company.

          (v) "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Grantee with respect to an Award. As determined by the Committee, the Performance Goals (if any) applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) Net Operating Income per Share, (ii) Return on Equity, and (iii) Total Return. The Performance Goals may differ from Grantee to Grantee and from Award to Award.

          (w) "Plan" means The PMI Group, Inc. Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

          (x) "PMI Group Grantee" means any individual who is employed on the Effective Date by The PMI Group, Inc. or any of its Subsidiaries.

          (y) "Reload Option" has the meaning specified in Article 6(e).

          (z) "Retirement" means a Termination of Employment occurring on or after an individual attains age 65, or a Termination of Employment approved by the Company as an early retirement; provided that in the case of a Section 16 Grantee, such early retirement must be approved by the Committee.

               (aa) "Return on Equity" means as to any Fiscal Year, the Company's net income after taxes expressed as a percentage of average stockholders' equity. For this purpose, average stockholders' equity shall be calculated as the average of stockholders' equity on the first and last days of the Fiscal Year, and excluding unrealized gains and losses.

               (bb) "Sears" means Sears, Roebuck and Co., a New York corporation.

               (cc) "Sears Option" means an option granted under a Sears Plan.

               (dd) "Sears Plans" means the following plans of Sears: the 1994 Employees Stock Plan, the 1990 Employees Stock Plan, the 1986 Employees Stock Plan, the 1982 Employees Stock Plan, the 1978 Employees Stock Plan and the 1979 Incentive Compensation Plan.

               (ee) "SEC" means the Securities and Exchange Commission.

               (ff) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

               (gg) "Stock" means common stock of the Company, par value $.01 per share.

               (hh) "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition.

               (ii) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

               (jj) "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or by the Parent or any of its subsidiaries, or with respect to an individual who is an employee of a Subsidiary or a subsidiary of the Parent, the first day on which the Company (or the Parent, as the case may be) no longer owns voting securities possessing at least 50% of the Voting Power of such Subsidiary (or subsidiary of the Parent, as the case may be).

               (kk) "Total Return" means as to any Fiscal Year or multi-Fiscal Year period, the total return (change in share price plus reinvestment of any dividends) of the Stock, as compared to the total return of an index or indexes selected by the Committee. For this purpose, the Committee shall choose from among (i) the Standard & Poor's 500 Composite Index, (ii) the Standard & Poor's Financial Miscellaneous Index, (iii) the Russell 1000 Index, and (iv) the Russell 1000 Financial Services Index.

               (ll) "Voting Power" means the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors.

     3.  SCOPE OF THE PLAN.
         -----------------

          (a) Number of Shares Available For Delivery Under the Plan. A maximum
              ------------------------------------------------------
of 1,400,000 shares of Stock shall be authorized for issuance and delivery on account of the exercise of Awards, including Awards of Replacement Options. No more than an aggregate of 300,000 shares of the aforesaid 1,400,000 shares of Stock may be granted under Article 6(f) and (g). No more than 150,000 shares of Stock may be granted as stock options to any employee during the duration of the Plan. During any Fiscal Year, no Grantee shall be granted more than 20,000 performance shares. Shares of Stock issuable under the Plan may be either authorized but unissued shares of Stock or Treasury Stock.

          (b) Effect of Expiration or Termination. If and to the extent an Award
              -----------------------------------
shall expire or terminate for any reason without having been exercised in full (including, without limitation, a cancellation and regrant of an option pursuant to Article 4(c)(vii)), or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership (other than voting rights or dividends that are likewise forfeited), the shares of Stock (including restricted Stock) associated with such Award shall become available for other Awards. Except in the case of a Reload Option granted to a Section 16 Grantee, the grant of a Reload Option shall not reduce the number of shares of Stock available for other Awards.

          (c) Treasury Stock. The Committee shall have the authority to cause
              --------------
the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards.

          (d) Committee Discretion to Cancel Options. Except with respect to
              --------------------------------------
options granted pursuant to Article 6(b), the Committee may, in its discretion, elect at any time, should it determine it is in the best interest of the Company's stockholders to cancel any options granted hereunder, to cancel all or any of the options granted hereunder and pay the holders of any such options an amount (payable in such proportion as the Committee may determine in cash or in Stock (valued at the Fair Market Value of a share of Stock on the date of cancellation of such option)) equal to the number of shares of Stock subject to such canceled option, multiplied by the amount (if any) by which the Fair Market Value of Stock on the date of cancellation of the option exceeds the Option Price; provided that if the Committee should determine that not making payment of such amount to the holders of such option upon the cancellation would be in the best interests of stockholders of the Company (ignoring in such determination the cost of such payment and considering only other matters), the Committee may void options granted hereunder and declare that no payment shall be made to the holders of such options.

     4.   ADMINISTRATION.
          --------------

          (a) Committee Administration. Subject to Article 4(b), the Plan shall
              ------------------------
be administered by the Committee, which shall consist of not less than two persons appointed by the Board, who are directors of the Company and not employees of the Parent, the Company or any of its Subsidiaries. Membership on the Committee shall be subject to such limitations (including, if appropriate, a change in the minimum number of members of the Committee) as the Board deems appropriate to permit transactions pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act and to comply with
Section 162 (m) of the Internal Revenue Code.

          (b) Board Reservation and Delegation. The Board may, in its
              --------------------------------
discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to such other committee.

          (c) Committee Authority. The Committee shall have full and final
              -------------------
authority, in its sole and absolute discretion, but subject to the express provisions of the Plan, as follows:

               (i)  to grant Awards,

              (ii) to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

              (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

               (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

                (v) to determine the terms and provisions of the Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

               (vi) to cancel options in accordance with the provision of
     Section 3(d),

              (vii) except as provided in Section 4(c)(vi) hereof, to cancel, with the consent of the Grantee, outstanding Awards, and to grant new Awards in substitution thereof,

             (viii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

               (ix) to authorize foreign Subsidiaries to adopt plans as provided in Article 14,

                (x) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

               (xi) to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan,

               (xii) to make appropriate adjustments to, cancel or continue Awards in accordance with Article 22, and

               (xiii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

          (d) Committee Determinations Final. The determination of the Committee
              ------------------------------
on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5.  ELIGIBILITY. Awards may be granted to any employee of the Company or
         -----------
any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

     6.  CONDITIONS TO GRANTS.
         --------------------

         (a)   General Conditions.
               ------------------

               (i) In accordance with its powers under the Plan, the Committee may grant replacement options (including Reload Options) in accordance with this Article 6 to preserve those opportunities and benefits of PMI Group Grantees which were terminated, forfeited, canceled, or reduced in connection with the IPO.

              (ii) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

              (iii) The term of each Award (subject to Article 6(b), with respect to replacement Awards and Articles 6(d) and 6(e) with respect to incentive stock options and Reload Options, respectively) shall be a period of not more than 12 years from the Grant Date, and shall be subject to earlier termination as herein provided.

               (iv) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

                (v) The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

          (b) Grant of Replacement Options. Subject to Article 3(a), the
              ----------------------------
Committee may grant options ("Replacement Options") under the Plan to each PMI Group Grantee who holds unexercised Sears Options (whether or not nonforfeitable) and unexercised Allstate Options (whether or not forfeitable) at the Effective Date; provided that such PMI Group Grantee's right to exercise any Sears Options and Allstate Options has been forfeited or canceled in connection with the IPO. The Award Agreement with respect to such Replacement Options shall provide that the Grantee may exercise a Replacement Option at the same time as he would have been able to exercise the Sears Option or Allstate Option it replaces, subject to Article 8(b), if applicable.

               (i)  Replacement of Sears Options.
                    ----------------------------

                    (A) The Option Price for a Replacement Option shall be determined by the following formula; provided that in no event shall the Option Price be less than the Minimum Consideration:

                    Option Price = A x B
                                   -----
                                     C

          Any fraction of a cent shall be rounded down to the next full cent.

                    (B) The number of shares of Stock for which the Replacement Option is exercisable shall be determined in accordance with the following formula:

                    Number of Shares = C x D
                                       -----
                                         B

          Any fractional share shall be rounded up to the next full share.

                    (C)  In the foregoing formulas,

               "A" is the option exercise price for a Sears Option being replaced,

               "B" is the Fair Market Value of a share of Stock as of the effective date of the IPO,

               "C" is the Fair Market Value of a Sears common share as of the effective date of the IPO, and

               "D" is the number of Sears common shares for which the Sears Option being replaced is exercisable.

                    (D) Each Replacement Option shall have the same terms and conditions (other than the Option Price and the number of shares of Stock, but including any provision for Reload Options) as, and not give the Grantee any benefits he did not have, under the corresponding Sears Option.

               (ii) Replacement of Allstate Options.
                    -------------------------------

                    (A) The Option Price for a Replacement Option shall be determined by the following formula; provided that in no event shall the Option Price be less than the Minimum Consideration:

                    Option Price = A x B
                                   -----
                                     C

          Any fraction of a cent shall be rounded down to the next full cent.

                    (B) The number of shares of Stock for which the Replacement Option is exercisable shall be determined in accordance with the following formula:

                    Number of Shares = C x D
                                       -----
                                         B

          Any fractional share shall be rounded up to the next full share.

                    (C)  In the foregoing formulas,

               "A" is the option exercise price for an Allstate Option being replaced,

               "B" is the Fair Market Value of a share of Stock as of the effective date of the IPO,

               "C" is the Fair Market Value of an Allstate common share as of the effective date of the IPO, and

               "D" is the number of Allstate common shares for which the Allstate Option being replaced is exercisable.

                    (D) Each Replacement Option shall have the same terms and conditions (other than the Option Price and the number of shares of Stock, but including any provision for Reload Options) as, and not give the Grantee any benefits he did not have, under the corresponding Allstate Option.

          (c) Grant of Options and Option Price. Other than for purposes of
              ---------------------------------
Replacement Options as set forth in Article 6(b) above, the Committee may, in its discretion, grant options (which may be options to acquire unrestricted Stock or restricted Stock) to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any option, the Committee shall determine the Option Price; provided that the Option Price shall, except as provided in subsection (d) below and in Article 15, not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

          (d) Grant of Incentive Stock Options. At the time of the grant of any
              --------------------------------
option other than a Replacement Option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Internal Revenue Code. Any option designated as an incentive stock option:

               (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

               (ii) shall have a term of not more than 10 years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

             (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent (including but not limited to Allstate Insurance Company and Sears) or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

              (iv) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

                    (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during such calendar year with respect to stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                    (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of the immediately preceding sentence during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

               (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

               (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

Notwithstanding the foregoing and Article 4(c)(v), the Committee may take any action with respect to any option, including but not limited to an incentive stock option, without the consent of the Grantee, in order to prevent such option from being treated as an incentive stock option.

          (e) Grant of Reload Options. The Committee may provide in an Award
              -----------------------
Agreement, including an Award Agreement for the grant of a Replacement Option when the Replaced Sears Option or Replaced Allstate Option included a reload option for Sears shares or Allstate shares, respectively, as the case may be, that a Grantee who exercises all or any portion of an option for shares of Stock which have a Fair Market Value equal to not less than 100% of the Option Price for such options ("Exercised Options") and who paid the Option Price with shares of Stock shall be granted, subject to Article 3, an additional option ("Reload Option") for a number of shares of stock equal to the sum ("Reload Number") of the number of shares of Stock tendered to exercise the Exercised Options plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Exercised options to satisfy any federal, state or local tax withholding requirements.

          Reload Options shall be subject to the following terms and conditions:

               (i) the Grant Date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

              (ii) subject to Article 6(e)(iii) below, the Reload Option may be exercised at any time during the unexpired term of the Exercised Option (subject to earlier termination thereof as provided in the Plan and in the applicable Award Agreement); and

             (iii) the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that (A) the Option Price shall be the Fair Market Value of the Stock on the Grant Date of the Reload Option and (B) no Reload Option may be exercised within one year from the Grant Date thereof.

          (f) Grant of Shares of Restricted Stock.
              -----------------------------------

               (i) The Committee may, in its discretion, grant shares of restricted Stock to any employee eligible under Article 5 to receive Awards.

               (ii) Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

                    (A) whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

                    (B) the per share purchase price of such shares, which may be zero provided, however, that

                         (1) the per share purchase price of all such shares
               (other than treasury shares) shall not be less than the Minimum Consideration for each such share; and

                         (2) if such shares are to be granted to a Section 16
               Grantee, the per share purchase price of any such shares shall also be at least 50% of the Fair Market Value of the Stock on the Grant Date unless such shares are granted for no monetary consideration (in which case treasury shares are to be delivered) or with a purchase price per share equal to the Minimum Consideration for the Stock, and

                    (C) the restrictions applicable to such grant;

               (iii) Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than 10 days after the Grant Date for such shares. Such payment may, at the election of the Grantee, be made in any one or any combination of the following:

                    (A)  cash,

                    (B) Stock valued at its Fair Market Value on the date of payment or, if the date of payment is not a business day, the next succeeding business day, or

                    (C) with the approval of the Committee, shares of restricted Stock, each valued at the Fair Market Value of a share of Stock on the date of payment or, if the date of payment is not a business day, the next succeeding business day provided, however, that, in the case of payment in Stock or restricted
     Stock,

                         (1) the use of Stock or restricted Stock in payment of
               such purchase price by a Section 16 Grantee is subject to the prior receipt by the Company of either a favorable opinion of counsel for the Company or a "no action" letter from the staff of the SEC with respect to the exemption of such use of stock from potential liability under Section 16(b) of the 1934 Act or the inapplicability of such Section;

                         (2) in the discretion of the Committee and to the
               extent permitted by law, payment may also be made in accordance with Article 9; and

                         (3) if the purchase price for restricted Stock ("New
               Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock may in the discretion of the Committee be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

               (iv) The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted Stock shall be forfeited

                    (A) except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

                    (B) if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment, or

                    (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

               (v)  If a share of restricted Stock is forfeited, then

                    (A) the Grantee shall be deemed to have resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

                    (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence as soon as is administratively practical; and

                    (C) such share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee.

               (vi) Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

              (vii) Notwithstanding any contrary provision of the Plan or of any Award Agreement in respect of any restricted Stock, immediately upon the occurrence of a Change of Control that occurs prior to a Grantee's Termination of Employment, 100% of any outstanding restricted Stock shares shall be 100% vested in the Grantee. Notwithstanding the preceding provisions of this Article 6(f)(vii), if the Committee determines that the acceleration of vesting of restricted Stock following a Change of Control would cause a Change of Control transaction to be ineligible for pooling of interests accounting under APB No. 16, which transaction (but for such accelerated vesting) otherwise would have been eligible for such accounting treatment, the Committee, in its sole discretion, may determine that no such accelerated vesting shall occur.

          (g) Grant of Unrestricted Stock. The Committee may, in its discretion,
              ---------------------------
grant shares of unrestricted Stock to any employee eligible under Article 5 to receive Awards.

          (h)  Grant of Performance Shares.
               ---------------------------

               (i) The Committee may, in its discretion, grant performance shares to any employee eligible under Article 5 to receive Awards.

              (ii) Each performance share shall have an initial value equal to the Fair Market Value of a share of Stock on the date of grant.

             (iii) The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number of performance shares that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the "Performance Period".

             (iv) The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. For purposes of qualifying grants of performance shares as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may determine that the performance objectives applicable to performance shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the performance shares to qualify as "performance-based compensation" under
     Section 162(m) of the Internal Revenue Code. In granting performance shares which are intended to qualify under Code Section 162(m), the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the performance shares under Internal Revenue Code Section 162(m) (e.g., in determining the
                                                 ---
     Performance Goals).


               (v) After the applicable Performance Period has ended, the Grantee shall be entitled to receive a payout of the number of performance shares earned over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. Payment of earned performance shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned performance shares in the form of cash, in shares of Stock (which have an aggregate Fair Market Value equal to the value of the earned performance Shares at the close of the applicable Performance Period) or in a combination thereof.

              (vi) Notwithstanding any contrary provision of the Plan or of any Award Agreement in respect of any performance share, immediately upon the occurrence of a Change of Control that occurs prior to a Grantee's Termination of Employment, 100% of any outstanding performance shares shall be deemed to be earned and shall be immediately payable to the Grantee, or, in cases where a Grantee has received a target award of performance shares, 100% of the target amount shall vest. Notwithstanding the preceding provisions of this Article 6(h)(vi), if the Committee determines that the acceleration of vesting of performance shares following a Change of Control would cause a Change of Control transaction to be ineligible for pooling of interests accounting under APB No. 16, which transaction (but for such accelerated vesting) otherwise would have been eligible for such accounting treatment, the Committee, in its sole discretion, may determine that no such accelerated vesting shall occur.

     7.  NON-TRANSFERABILITY. Each Award (other than unrestricted Stock) granted
         -------------------
hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable. Notwithstanding the foregoing, the Grantee may, to the extent provided in the Plan and in a manner specified by the Committee, (a) designate in writing a beneficiary to exercise his options after the Grantee's death, and (b) transfer an option (other than an incentive stock option) to a revocable, inter vivos trust as to which the Grantee is both the settlor and the trustee, but in no event shall any such transfer be effective unless the Company shall have received a favorable opinion of counsel for the Company or the staff of the SEC shall have issued an interpretive or "no action" letter to the effect that transfers made on a basis substantially consistent with this Article would not violate the conditions for the exemption provided by SEC Rule 16b-3.

     8.  EXERCISE.
         --------

          (a) Exercise of Options. Subject to Articles 4, 6, 14 and 17, and such
              -------------------
terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such option; provided, however, that in the case of a Replacement Option, such option shall be exercisable commencing not earlier than the first anniversary of the grant date of the Sears Option or Allstate Option it replaces. Options shall not be exercisable for twelve months following a hardship distribution that is subject to Treasury Regulation
(S)1.401(k)-1(d)(2)(iv)(B)(4), except to the extent permitted thereunder. Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock or restricted Stock subject to the option. The Option Price of any shares of Stock or restricted Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, or if specified, as provided in the Award Agreement, be made in any one or any combination of the following forms:

               (i) check in such form as may be satisfactory to the Committee,

              (ii) Stock valued at its Fair Market Value on the date of exercise or, if the date of exercise is not a business day, the next succeeding business day; provided that for the exercise of a Replacement Option, such Stock must have been held for at least six months, valued at the Fair Market Value on the date of exercise,

             (iii) Except with respect to the exercise of a Replacement Sears Option, with the approval of the Committee, shares of restricted Stock, each valued at the Fair Market Value of a share of Stock on the date of exercise or, if the date of exercise is not a business day, the next succeeding business day, or

              (iv) Except with respect to the exercise of a Replacement Sears option, through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

          If restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock, then a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option. If the Option Price for restricted Stock is paid with Tendered Restricted Stock, and if the Committee determines that the restricted Stock acquired on exercise of the option is subject to restrictions ("Greater Restrictions") that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted Stock acquired on exercise of the option shall be subject to such Greater Restrictions.

          Shares of unrestricted Stock acquired by a Grantee on exercise of an option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

          (b) Special Rules for Section 16 Grantees. Subject to Articles 6 and
              -------------------------------------
15, no option shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, except as exempted from Section 16(b) of the 1934 Act under Rule 16a-2(d) under the 1934 Act. This limitation shall not apply if the Grantee dies or incurs a Disability before the end of the six-month period.

          (c) Permissible Shares Issued. No shares of Stock shall be issued
              -------------------------
hereunder upon option exercise except shares of Stock available under Article 3(a). Each Grantee, by acceptance of an award, waives all rights to specific performance or injunctive or other equitable relief and acknowledges that he has an adequate remedy at law in the form of damages.

          (d) Vesting Upon Change of Control. Notwithstanding any contrary
              ------------------------------
provision of the Plan or of any Award Agreement in respect of an option, immediately upon the occurrence of a Change of Control that occurs prior to a Grantee's Termination of Employment, the right to exercise each option then outstanding shall accrue as to 100% of the shares of Stock then subject to such option. Notwithstanding the preceding provisions of this Article 8(d), if the Committee determines that the acceleration of vesting of options following a Change of Control would cause a Change of Control transaction to be ineligible for pooling of interests accounting under APB No. 16, which transaction (but for such accelerated vesting) otherwise would have been eligible for such accounting treatment, the Committee, in its sole discretion, may determine that no such accelerated vesting shall occur.

     9.  LOANS AND GUARANTEES. The Committee may, in its discretion except with
         --------------------
respect to the Replacement of a Sears Option:

          (a) allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of a share of restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

          (b) cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such option Price, purchase price, or any related taxes. Any such payment deferral or guarantee by the Company pursuant to this Article 9 shall be, on a secured or unsecured basis, for such periods, at such interest rates, and on such other terms and conditions as the Committee may determine. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price, or any related taxes unless the Grantee (i) enters into a binding obligation to pay the deferred amount and (ii) except with respect to treasury shares, pays upon exercise of an option or grant of shares of restricted Stock, as the case may be, an amount equal to or greater than the aggregate Minimum Consideration therefor. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Article 9, then the Committee may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's Termination of Employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee.

     10.  NOTIFICATION UNDER SECTION 83(b). The Committee may, on the Grant Date
          --------------------------------
or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee shall, in connection with the exercise of any option, or the grant of any share of restricted Stock, make the election permitted under Section 83(b) of the Internal Revenue Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Internal Revenue Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Internal Revenue Code.

     11.  MANDATORY WITHHOLDING TAXES.
          ---------------------------

          (a) Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

          (b) If any disqualifying disposition described in Article 6(c)(vi) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan or any election described in Article 10 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

     12.  ELECTIVE SHARE WITHHOLDING.
          --------------------------

          (a) Subject to the prior approval of the Committee and to Article 12(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of restricted Stock's becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to

               (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or

               (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

          (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

               (i) any Grantee's election shall be subject to the Committee's right to revoke its approval of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so at the time of its approval;

              (ii) if the Grantee is a Section 16 Grantee, such Grantee's election shall be subject to the disapproval of the Committee at any time, whether or not the Committee has reserved the right to do so;

             (iii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

              (iv) the Grantee's election shall be irrevocable;

               (v) a Section 16 Grantee may not elect Share Withholding to the extent that such Share Withholding is to occur within six months after the grant of the related option (except if the Grantee dies or incurs a Disability before the end of the six-month period); and

              (vi) a Section 16 Grantee must elect Share Withholding during the ten business day period beginning on the third business day after the release of the Company's quarterly or annual summary statement of sales and earnings.

     13.  TERMINATION OF EMPLOYMENT.
          -------------------------

          (a) Restricted Stock. Except as otherwise provided by the Committee on
              ----------------
or after the Grant Date, a Grantee's shares of restricted Stock that are forfeitable shall be forfeited upon the Grantee's Termination of Employment.

          (b) Other Awards. If a Grantee has a Termination of Employment, then,
              ------------
unless otherwise provided in the Grant Agreement, any unexercised option to the extent exercisable on the date of the Grantee's Termination of Employment may be exercised by the Grantee, in whole or in part, at any time within three months following such Termination of Employment, except that

               (i) if the Grantee's Termination of Employment is on account of Disability, then any unexercised option (except a Replacement of a Sears Option) to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, by the Grantee at any time within two years after the date of such Termination of Employment; and

              (ii) if the Grantee's Termination of Employment is on account of Retirement, then any unexercised option to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, by the Grantee at any time within (a) two years after the date of such Termination of Employment, in the case of a Replacement Sears Option or (b) five years after the date of such Termination of Employment in the case of all other options.

               (iii) if the Grantee's Termination of Employment is caused by the death of the Grantee or if the Grantee's death occurs during the period following Termination of Employment during which the option would be exercisable under the preceding clause of Article 13(b) or under Article 13(b)(i) or (ii), then any unexercised option to the extent exercisable on the date of the Grantee's death, may be exercised, in whole or in part, at any time within two years after the Grantee's death by the Grantee's personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

          (c) Maximum Extension. Notwithstanding the foregoing, no Award shall
              -----------------
be exercisable beyond the maximum term permitted under the original Award Agreement unless with respect to any option except a Replacement Sears option, the Committee explicitly extends such original term, in which case such term shall not be extended beyond the maximum term permitted by the Plan.

     14.  EQUITY INCENTIVE PLANS OF FOREIGN SUBSIDIARIES. The Committee may
          ----------------------------------------------
authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Committee permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

     15.  SUBSTITUTED AWARDS. Except with respect to Replacement Options, the
          ------------------
Committee may grant substitute awards for any canceled Award granted under this Plan or any plan of any entity acquired by the Company or any of its Subsidiaries in accordance with this Article 15. If the Committee cancels any Award (granted under this Plan, or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Award, and may provide that the Grant Date of the canceled Award shall be the date used to determine the earliest date or dates for exercising the new substituted Award under Article 8 hereof so that the Grantee may exercise the substituted Award at the same time as if the Grantee had held the substituted Award since the Grant Date of the canceled Award.

     16.  SECURITIES LAW MATTERS.
          ----------------------

          (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award could violate any applicable provision of (i) federal or state securities law or regulations or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

     17.  NO FUNDING REQUIRED. Benefits payable under the Plan to any person
          -------------------
shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

     18.  NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the
          --------------------
granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

     19.  RIGHTS AS A STOCKHOLDER. A Grantee shall not, by reason of any Award
          -----------------------
(other than restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or the Award Agreement. The Committee, in its discretion, at the time of grant of restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional restricted Stock to the extent shares are available under Article 3, or otherwise reinvested in Stock. Stock dividends, deferred cash dividends and dividends in the form of property other than cash, issued with respect to restricted Stock shall, unless otherwise provided in the Award Agreement, be treated as additional shares of restricted Stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for crediting and payment of interest on deferred cash dividends.

     20.  NATURE OF PAYMENTS. Any and all grants, payments of cash, or
          ------------------
deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     21.  NON-UNIFORM DETERMINATIONS. Neither the Committee's nor the Board's
          --------------------------
determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees,
(b) the
terms and provisions of Awards, and (c) the treatment, under Article 13, of Terminations of Employment.

     22.  ADJUSTMENTS. Subject to Article 6, the Committee may make such
          -----------
provision with respect to Awards, including without limitation, equitable adjustment of

          (a) the aggregate numbers of shares of Stock available under Articles 3(a) and 3(b),

          (b) the number of shares of Stock or shares of restricted Stock covered by an Award, and

          (c)  the Option Price, or

the termination or continuation of an Award as it may determine to be appropriate and equitable to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, or similar event, of or by the Company.

     23.  AMENDMENT OF THE PLAN. The Board may from time to time in its
          ---------------------
discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act, (b) to permit the Company to deduct, in computing its income tax liability pursuant to the provisions of the Internal Revenue Code, compensation resulting from Awards, (c) to retain incentive stock option treatment under Section 422 of the Internal Revenue Code, or (d) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities.

     24.  TERMINATION OF THE PLAN. The Plan shall terminate on the tenth (10th)
          -----------------------
anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect (a) any Award then outstanding under the Plan, or (b) the Company's ability to make adjustments to or cancel or continue Awards in accordance with Article 22.

     25.  NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to
          -----------------------
it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

     26.  CONTROLLING LAW. The law of the State of Delaware except its law with
          ---------------
respect to choice of law, shall be controlling in all matters relating to or arising out of the Plan or any Award.

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

     27.  SEVERABILITY. If all or any part of the Plan is declared by any court
          ------------
or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

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